UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549-1004

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 16, 2014
Merge Healthcare Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001–33006	39-1600938
(State of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

350 North Orleans Street, 1st Floor
Chicago, Illinois  60654
(Address of principal executive offices, including zip code)

(312) 565-6868
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the “Annual Meeting”) of Merge Healthcare Incorporated (the “Company”) was held on June 16, 2014.  A total of 84,386,336 shares were represented, either in person or by proxy, at the Annual Meeting.  Matters voted upon and the results of the voting are as set forth below:

Proposal 1: Election of Directors.

The following number of shares were voted FOR and WITHHELD for the following seven (7) individuals to serve as directors on the Company’s Board of Directors until the next annual meeting of the stockholders, or otherwise as provided in our bylaws:

Name	Votes For	Votes Withheld	Result
Dennis Brown	60,147,533	5,537,978	Elected

Justin C. Dearborn	57,844,133	7,841,378	Elected

William J. Devers Jr.	65,104,492	581,019	Elected

Nancy J. Koenig	65,149,710	535,801	Elected

Matthew M. Maloney	64,762,641	922,870	Elected

Richard A. Reck	64,195,222	1,490,289	Elected

Neele E. Stearns, Jr.	65,099,267	586,244	Elected

The results reported in this Item 5.07 include 18,700,825 broker non–votes with respect to Proposal 1.

Proposal 2: Approval of the Amendment to the Merge Healthcare Incorporated 2000 Employee Stock Purchase Plan.

The holders of 64,400,336 shares voted FOR an amendment to the Company’s 2000 Employee Stock Purchase Plan to increase the number of shares of Common Stock authorized for issuance thereunder by 500,000 to 1,250,000 shares; the holders of 739,924 shares voted AGAINST the amendment and the holders of 545,251 shares ABSTAINED. The results reported in this Item 5.07 include 18,700,825 broker non–votes with respect to Proposal 2.  As a result, Proposal 2 was approved.

Proposal 3: Approval of the Compensation of the Company’s Named Executive Officers on a Non-Binding, Advisory Basis.

The holders of 64,390,661 shares voted FOR the approval of the compensation of the Company’s Named Executive Officers; the holders of 1,036,225 shares voted AGAINST such approval and the holders of 258,625 shares ABSTAINED. The results reported in this Item 5.07 include 18,700,825 broker non–votes with respect to Proposal 3.  As a result, Proposal 3 was approved.

Proposal 4: Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the 2014 fiscal year.

The holders of 84,065,346 shares voted FOR ratification of our appointment of the firm BDO USA, LLP as our independent registered public accounting firm for the 2014 fiscal year; the holders of 220,057 shares voted AGAINST such ratification and the holders of 100,933 shares ABSTAINED.  As a result, Proposal 4 was approved.

No other business was brought before the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERGE HEALTHCARE INCORPORATED

By:	/s/ Justin C. Dearborn
Name: Justin C. Dearborn
Title: Chief Executive Officer
Date: June 19, 2014